UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000 #1009 Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 786-396-6723

855 N Wolfe Street, Suite 601, Baltimore, Maryland 21205

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Appoints Dr. Itzchak Angel, Former Head of Pharmacology at Synthelabo (now Sanofi-Aventis), to Lead IND and INAD Applications for Human and Veterinary Indications

Telomir Pharmaceuticals, Inc. (the “Company”) has appointed Dr. Itzchak Angel as Chief Scientific Advisor pursuant to a consulting agreement, effective August 28, 2024, with Dr. Angel’s firm, with Angel Pharmaceutical Consulting & Technologies Ltd.

Dr. Angel brings over 30 years of experience in the pharmaceutical industry to the Company, including his role as Head of Pharmacology at Synthelabo (now Sanofi-Aventis). He played a key role in the development of several successful drugs, including Xatral (Alfuzosin), Ambien (Zolpidem), and Mizollen (Mizolastine).

In his new role, Dr. Angel will guide the Company in its pursuit of dual Investigational New Drug (IND) and Investigational New Animal Drug (INAD) submissions for Telomir-1, a novel small molecule designed to lengthen DNA’s telomere caps. Telomir-1 has potential applications in conditions such as progeria, a rare genetic disorder that causes accelerated aging. The Company is exploring various regulatory pathways, including the potential for orphan drug status for human indications, to expedite the approval process.

For veterinary applications, the Company is considering the potential of seeking Minor Use and Minor Species (MUMS) designation, which could provide regulatory incentives for treating less common conditions in major species, such as dogs. The Company is currently conducting ongoing scientific research and studies to further explore Telomir-1’s potential in both human and veterinary uses, with Dr. Angel leading these efforts to navigate the regulatory landscape effectively.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “believe,” “estimate,” “continue” and similar words. Such statements are only predictions and actual events or results may differ materially from those anticipated in these forward-looking statements. You should not place undue reliance on any forward-looking statements. In this report, such forward-looking statements relate to the anticipated benefits of Dr. Angel’s appointment as Chief Scientific Advisor to the Company and other forward-looking matters related to the Company’s plans as described herein. Readers are cautioned that actual future results related to Dr. Angel’s efforts or Telomir-1 generally may deviate materially and adversely from the forward-looking statements contained herein. The Company does not assume any obligation to update forward-looking statements as circumstances change, except as required by securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Date: September 3, 2024	By:	/s/ Erez Aminov
Erez Aminov
Chief Executive Officer